As filed with the Securities and Exchange Commission on April 7, 2003

                                                  Registration No.  ____________
                                        Investment Company Act No.  ____________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
                                                                               -

Pre-Effective Amendment No.  ___

Post-Effective Amendment No.  ___
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                               -

Amendment No. __

                                AGILE FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                         4141 Arapahoe Avenue, Suite 207
                                Boulder, CO 80303
               (Address of Principal Executive Offices)(Zip Code)

                                 (303) 440-6500
              (Registrant's Telephone Number, Including Area Code)

                                Neal R. Greenberg
                        Tactical Allocation Services LLC
                         4141 Arapahoe Avenue, Suite 207
                                Boulder, CO 80303
                     (Name and Address of Agent For Service)

                                 With a copy to:

                               David C. Roos, Esq.
                  Moye, Giles, O'Keefe, Vermeire & Gorrell LLP
                          1225 17th Street, 29th Floor
                              Denver, CO 80202-5529
                                 (303) 292-2900

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay the effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

                      Title of Securities Being Registered:
               Shares of Common Stock of Agile Multi-Strategy Fund

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

PROSPECTUS
                             ________________, 2003

                            AGILE MULTI-STRATEGY FUND
                          A series of Agile Funds, Inc.
                         4141 Arapahoe Avenue, Suite 207
                                Boulder, CO 80303

     Agile Funds, Inc., a registered investment company (the ""Company"), currently offers one fund series to investors - the Agile Multi-Strategy Fund (the "Fund"). The Fund is non-diversified and its investment objective is to achieve consistent absolute returns with low correlation to traditional financial market indices. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved. This prospectus has information you should know before investing. Please read it carefully and keep it with your investment records.

     The Investment Adviser for the Fund is Tactical Allocation Services, LLC. The initial sub-adviser for the Fund is Sage Capital. Additional sub-advisers for the Fund may be appointed in the future.

     The Company intends to request an exemptive order from the Securities and Exchange Commission that would permit the Adviser, subject to approval by the Company's Board of Directors, to appoint sub-advisers to conduct the investment programs of the Fund without shareholder approval. There can be no assurance that such an order will be granted. The Adviser will not add sub-advisers without shareholder approval unless and until such exemptive relief has been obtained.

     The Company also intends to request an exemptive order from the Securities and Exchange Commission that would permit the Fund to invest in other investment companies not affiliated with the Company or in other affiliated investment companies. There can be no assurance that such an order will be granted. In the absence of such an order, the Fund's ability to invest in other investment companies will be limited.

         ---------------------------------------------------------------

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and you should not rely on such other information or representation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................   3

PERFORMANCE.................................................................   7

FEES AND EXPENSES...........................................................   8

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS..................................  10

INVESTMENT ADVISER..........................................................  15

INVESTMENT SUB-ADVISERS.....................................................  17

NET ASSET VALUE.............................................................  17

SUITABILITY.................................................................  18

HOW TO PURCHASE SHARES......................................................  18

REDEMPTIONS.................................................................  19

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.....................................  23

NOTICE OF PRIVACY POLICY & PRACTICES........................................  23

See the Fund's Notice of its Privacy Policy on the last page of this prospectus.

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The Fund seeks to achieve consistent absolute returns with low correlation to traditional financial market indices.

Principal Investment Strategy

     In an attempt to achieve its objective, the Fund plans to invest its assets in securities that afford strategic and tactical opportunities to employ absolute return strategies utilizing a variety of publicly-traded and privately-placed securities. These securities may include common and preferred stock, government and convertible debt, options and futures contracts, privately negotiated options, and shares of other investment companies. The Fund will provide shareholders with 60 days notice before changing its investment strategy, which may be changed without shareholder vote. The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to what the adviser believes to be adverse market, economic, political or other negative conditions. In addition, the Fund may invest in foreign securities, depository receipts relating to foreign securities, and securities of companies in initial public offerings, and may enter into equity, interest rate, index and currency rate swap agreements.

Absolute Return Strategies

     Tactical Allocation Services, LLC (the "Adviser") seeks to utilize various absolute return strategies listed below. Performance of these strategies is not generally correlated with major financial market indices. Although the Adviser believes that the use of such strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated.

     The major absolute return strategies that may be employed by the Fund are identified below and are described in greater detail under "Investment Objective, Strategies and Risks."

     o   Event Driven Strategies

     o   Relative Value/Arbitrage Strategies

     o   Trading/Market Timing Strategies

     o   Market Neutral Equity Strategies

     o   Long/Short Equity Strategies

     o   Long-Only Equity Strategies

     o   Short Oriented and Short-Only Equity Strategies

     o   Distressed Securities Strategies

     o   Fixed Income and High Yield Investment Strategies

     To achieve its objective, the Adviser may utilize one or more sub-advisory firms (the "Sub-Advisers") with expertise in various types of absolute return investment strategies. The initial Sub-Adviser for the Fund is Sage Capital. The Sub-Advisers may use a variety of investment techniques to hedge the Fund against various risks or other factors that generally affect the values of portfolio securities as well as for non-hedging purposes. These techniques may involve the use of derivative transactions, and may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. These techniques may include simultaneously taking long and short positions on similar stock securities for which there exists an attractive spread to their relative valuations. The net effect of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions tends to cancel out the effect of general market movements on the securities. In instances where a position is entered into that is long-only or short-only, such positions are taken for non-hedging purposes. Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

     In selecting, evaluating and allocating assets among Sub-Advisers, the Adviser may review a wide range of factors including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management and number of clients.

Principal Investment Risks

     As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

        o AGGRESSIVE INVESTMENT RISKS: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than un-hedged strategies, and some Sub-Advisers may use long only or short only strategies. Those absolute return strategies employed by the Fund that emphasize hedged positions rather than un-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

        o ARBITRAGE TRADING RISKS: The principal risks associated with the Fund's arbitrage investment strategies are that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on any short position it may have taken in the acquirer's securities.

        o SHORT SALE RISKS: Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the price is lower, the Fund will make money on the transaction. Conversely, if the price is higher, the Fund will lose money on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

        o OPTION SALE RISKS: The Fund may sell put and call options. Option premiums received by the Fund are small in relation to the market value of the investments underlying the options, creating significant market exposure given the size of the premium. As a result, certain option strategies can be more speculative than investing directly in securities. Also, option transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

        o PRIVATE OPTION RISKS: The Fund intends to invest in privately negotiated options ("Private Options"). Each Private Option will be based on an index of securities selected by the Fund. A Private Option will be structured so that the Fund may benefit from an increase in the value of the index without owning the securities that represent the index. The counterparty to each Private Option will typically be a financial institution (or an affiliate of a financial institution) which is experienced in the field of alternative investments. Upon expiration or termination of a Private Option, the Fund will be entitled to a cash payment from the counterparty based on the value of the index. As with more traditional options, Private Options will allow for the use of economic leverage. Although the Fund will not be exposed to risk of loss in excess of its payment for a Private Option, the Fund may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty. The Fund will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a Private Option.

        o DERIVATIVE SECURITIES RISKS: The Fund may invest in derivative securities. These are financial instruments which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, if derivatives are not correlated with the performance of other investments which are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

        o DISTRESSED SECURITIES RISKS: Risks to investing in distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most distressed securities are held long. Some relative value trades are possible, selling short one class of a distressed company's capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the securities.

        o OPTIONS AND FUTURES RISKS: The Fund may invest in options and futures contracts. The Fund also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over the counter market. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options. To read about additional information concerning this particular risk, please see "Options and Futures Risks" in "Additional Investment Risks" below.

        o SMALLER CAPITALIZATION RISKS: The Fund may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements then larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

        o REVERSE REPURCHASE AGREEMENT RISKS: The Fund may invest in reverse repurchase agreements, which involve a sale of a security to a bank or securities dealer and the Fund's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Fund.

        o BORROWING RISKS: Because the Fund may borrow money from banks or other financial institutions to purchase securities, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

        o HIGH PORTFOLIO TURNOVER RATE RISK: The Fund's investment strategy may result in high turnover rates. This may increase the Fund's short-term capital appreciation and increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

        o NON-DIVERSIFICATION RISK: The Fund is not a "diversified" fund, which means the Fund may invest in a relatively small number of issuers making it more susceptible to adverse developments of a single issuer. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

        o CREDIT RISK: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt securities -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

        o INTEREST RATE RISK: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

        o EARLY CLOSING RISK: The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

                                   PERFORMANCE

     Because the Fund has less than one calendar year of operating history, there is no performance information available at this time.

                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you invest through a financial intermediary, you may be charged a commission or transaction fee by the intermediary for purchases and sales of Fund shares.

     SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT (1)

     Maximum Sales Charge Imposed on Purchases                             None
     (as a percentage of offering price)

     Maximum Deferred Sales Charge                                         None
     (as a percentage of offering price)

     Maximum Sales Charge Imposed on Reinvested Dividends
     and Other Distributions                                               None

     Redemption Fee (2)                                                    1.00%
     (as a percentage of amount redeemed)

     Exchange Fee                                                          None

     Maximum Account Fee (3)                                               None


     ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

     Management Fees (4)                                                   2.50%

     Distribution (12b-1) Fees                                             1.00%

     Operating Expenses (5)                                                1.00%

                                                                    ------------

     Total Annual Fund Operating Expenses (6)                              4.50%


     (1) Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks, systematic withdrawal plans and stop payment orders at prevailing rates charged by __________________________, the Fund's transfer agent.

     (2) You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 365 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the "Redemptions" section of this prospectus on page ___ for a list of the types of accounts and conditions under which this fee will not be assessed.

     (3) IRA accounts will be charged a $12.50 annual maintenance fee. All accounts with less than $25,000 will be charged a $25 annual maintenance fee.

     (4) The Fund pays a management fee to the Advisor which is calculated and paid each month. The management fee is equal to a 2.5% annual base fee, subject to a performance adjustment which may increase or decrease the management fee by up to 0.5%. The performance adjustment is calculated by comparing the Fund's performance to a benchmark rate of return equal to an unweighted, arithmetic average of the rates of return on the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The performance adjustment may cause the management fee to range from 2.0% to 3.0%.

     (5) Operating expenses include, but are not limited to, administration, fund accounting, custody, and transfer agency fees. However, they do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. Please see the "Investment Adviser" section of this Prospectus on page ____ for a more complete list of these types of expenses.

     (6) The performance adjustment described in note 4 above may cause total annual fund operating expenses to range from 4.0% to 5.0%.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, there is no performance adjustment made to the management fee, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 year     3 years     5 years    10 years
                                     ------     -------     -------    --------
     With Redemption                 $573       $1,421      $2,376     $4,784

     Without Redemption              $473       $1,421      $2,376     $4,784

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

     The Fund seeks to achieve consistent absolute returns with low correlation to traditional financial market indices. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

     To achieve its investment objective, the Fund, under normal market conditions, will invest its assets in securities that afford strategic and tactical opportunities to employ relative value, arbitrage, and short-term trading strategies with a variety of publicly-traded and privately-placed securities. The major absolute return strategies that may be employed by the Fund are described below.

     By allocating its assets among a number of strategies, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single strategy approach. The Adviser believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles may mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

     Under normal circumstances the Adviser generally expects to allocate the assets of the Fund among three or more strategies at any given time. However, during the early stages of operations of the Fund, and until such time as the Fund has raised threshold assets of approximately $50 million, it may not be possible for various reasons to allocate the assets of the Fund among all of the strategies that would otherwise be selected by the Adviser.

     Although the Adviser believes that employing different trading strategies and investing in different types of securities provides greater diversification which may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or that have demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated.

     The Adviser may select Sub-Advisers with experience in a particular strategy and may allocate the assets of the Fund among the respective Sub-Advisers. The Adviser may review a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients. Consistent with these criteria, the Adviser may select Sub-Advisers that are affiliated with the Adviser.

     The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory. The Adviser may, subject to the approval of the Board of Directors, change Sub-Advisers engaged by the

Adviser to conduct the investment programs of the Fund. The appointment of new Sub-Advisers will also require approval by the shareholders of the Fund. However, the Company intends to request an exemptive order from the Securities and Exchange Commission that would eliminate the shareholder approval requirement.

     The major absolute return strategies that may be employed by the Fund include:

        o EVENT DRIVEN STRATEGIES: The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

        o RELATIVE VALUE/ARBITRAGE STRATEGIES: The Fund may employ strategies that involve both long and short investing in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. This may include Pairs Trading, which involves long and short positions in securities of different companies in the same industry.

        o PRIVATE OPTION STRATEGIES: The Fund may invest in privately negotiated options which are based on an index of securities. Private options will allow the Fund to benefit from an increase in the value of the index without owning the securities that comprise the index. Private options will allow for economic leverage without incurring risk beyond the premium paid for the option.

        o CONVERTIBLE ARBITRAGE: Hedged investing in the convertible securities of a company. A typical position would be long the convertible bond and short the common stock of the same company.

        o FIXED INCOME OR INTEREST RATE ARBITRAGE: Includes interest rate swap arbitrage and U.S. and non-U.S. government bond arbitrage.

        o TRADING/MARKET TIMING STRATEGIES: The Fund may employ strategies designed to benefit from cyclical relationships between movements in certain market indices, sectors and security types that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

        o MARKET NEUTRAL EQUITY STRATEGIES: The Fund may employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral (a measure of volatility) and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

        o LONG/SHORT EQUITY STRATEGIES: The Fund may utilize strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

        o LONG-ONLY EQUITY STRATEGIES: The Fund may employ strategies designed to capitalize on the expertise of certain Sub-Advisers who concentrate on the identification of candidates for long positions. Such strategies will be exposed to general market risk.

        o SHORT ORIENTED AND SHORT ONLY EQUITY STRATEGIES: The Fund may employ strategies designed to capitalize on the expertise of certain Sub-Advisers that historically concentrate on the identification of candidates for short selling. Such strategies would likely be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

        o DISTRESSED SECURITIES STRATEGIES: The Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.

        o FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: The Fund may employ strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Fund may invest in debt securities that fall below investment grade debt - commonly known as "junk bonds." Additionally, the Fund may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments.

        o OTHER INVESTMENT STRATEGIES: The Fund also has the ability to employ strategies (a) that invest in foreign securities and depository receipts relating to foreign securities; (b) securities of companies in initial public offerings; (c) enter into equity, interest rate, index, warrants and currency rate swap agreements; and (d) lend its portfolio securities to broker, dealers and financial institutions.

ADDITIONAL INVESTMENT RISKS

     In addition to the Principal Risks of the Fund listed above in the Risk/Return Summary, investing in the Fund may involve the following additional risks:

        o OPTIONS AND FUTURES RISKS: The Fund may invest in options and futures contracts. The Fund also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over the counter market. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases the Fund may have difficulty closing out its position.

               The Fund may purchase and sell call and put options in respect to specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option written by the Fund with respect to an underlying security which it owns. A covered put option is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the option obligation. The purchaser of a put or call option runs the risk of losing his entire investment, paid as the premium, in a relatively short period of time if the option is not "covered" at a gain or cannot be exercised at a gain prior to expiration. The uncovered writer of a call option is subject to a risk of loss if the price of the underlying security should increase and the uncovered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

               The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets for which no common clearing facility exists, requiring that an investor look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission. The Fund may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons.

               No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

               The Fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates the Fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, such as the Standard & Poor's 500 Composite Stock Price Index, NASDAQ High Technology Index, or similar foreign indices. An interest rate futures contract obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates the Fund to purchase or sell an amount of a specific currency at a future date at a future price.

        o SWAP AGREEMENT RISKS: The Fund may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

        o INITIAL PUBLIC OFFERINGS RISKS: The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

        o INVESTMENTS IN FOREIGN SECURITIES RISKS: The Fund may invest in foreign securities and depository receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets.

        o SECURITIES LENDING: The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

        o WARRANTS RISKS: The Fund may invest in warrants, which are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

     The Adviser continuously monitors the investment positions owned by the Fund to ensure compliance with the Fund's investment objective and the investment restrictions detailed in the Prospectus and Statement of Additional Information ("SAI"). The Adviser generally expects the Fund's assets to be invested across various industries.

TEMPORARY DEFENSIVE POSITIONS

     When securities markets or economic conditions are unfavorable or unsettled, the Fund may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper, or repurchase agreements, even though these positions are inconsistent with the Fund's principal investment strategies. Investments that are highly liquid and comparatively safe tend to offer lower returns. As a result, the Fund may not realize its investment objective if it is required to make temporary defensive investments.

PORTFOLIO TURNOVER

     The Fund's portfolio will be actively managed using investment strategies that are likely to result in a high turnover rate as compared to many other funds. A comparatively high turnover rate may affect the Fund's performance by increasing brokerage commission costs and exposing shareholders to a higher realization of taxable capital gains.

                               INVESTMENT ADVISER

     Tactical Allocation Services, LLC, 4141 Arapahoe Avenue, Suite 207, Boulder, CO 80303, a registered investment adviser, is the Fund's investment adviser ("Adviser"). The Adviser has been in operation since 1996, offering clients advice on alternative management strategies. Clients of the Adviser include high net worth individuals, pension and profit sharing plans, foundations and charitable organizations, and pooled investment vehicles. The three principals of the Adviser have a combined experience of over 45 years in the investment industry and have been with the Adviser since its inception.

     Subject to the authority of the Company's Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser invests the assets of the Fund, either directly or through the use of Sub-Advisers, according to the Fund's investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

     Pursuant to the Investment Advisory Agreement ("Advisory Agreement"), the Fund pays the Adviser an annual advisory fee based on the Fund's average daily net assets. The advisory fee is paid on a monthly basis. Depending on how the Fund's performance compares to the average return achieved by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, the annualized advisory fee ranges from 2% to 3% of the Fund's net assets. The fee paid to the Adviser is higher than fees typically paid by other mutual funds, due in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives. In particular, the Adviser is required to pay all fees due to Sub-Advisers out of the advisory fee it receives from the Fund. The Company intends to file for an exemptive order from the Securities and Exchange Commission that would permit the Adviser to appoint new Sub-Advisers for the Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-Adviser change would continue to be subject to approval by the Board of Directors. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the

Corporation) is intended to facilitate the efficient supervision and management of the Sub-Advisers by the Adviser and the Board of Directors.

     The Adviser has also entered into an Operating Services Agreement ("Services Agreement") with the Fund to provide virtually all day-to-day services to the Fund. The Fund pays the Adviser an annual operating services fee of 1.00% and a 12b-1 fee of 1.00% of the Fund's daily net assets. The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary annual operating expenses at 4% to 5% of the average daily net assets of the Fund, excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.

     Under the terms of the Services Agreement, subject to the supervision of the Board of Directors, the Adviser will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. The Adviser pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Adviser will pay all expenses related to marketing the Fund and related bookkeeping directly from its fee earned pursuant to the Services Agreement.

     The following individuals will be primarily responsible for management of the Fund:

     Neal R. Greenberg has served as the Chief Executive Officer of the Adviser and on the Adviser's Board of Directors since 1996. In addition, Mr. Greenberg has been the President of Greenberg & Associates, Inc., a registered investment adviser, since its inception in 1974. Since September 2001, Mr. Greenberg has been the Chief Executive Officer of Agile Safety Group, LLC, a registered investment adviser. Since 1996, Mr. Greenberg has been the President of Greenberg & Associates Securities, Inc., an NASD member broker/dealer. Mr. Greenberg studied physics at the University of Illinois and has received various professional designations, including the Series 3, Series 4, Series 7, Series 24, Series 63 and Series 65 securities licenses.

     Michael Brady has served as the President of the Adviser since 1996. Since September 2001, Mr. Brady has been the President of Agile Safety Group, LLC, a registered investment adviser. Since 1996, Mr. Brady has been the Vice-President of Greenberg & Associates Securities, Inc., an NASD member broker/dealer. Mr. Brady is a graduate of Eastern Michigan University and has received various professional designations, including the Series 3, Series 7, Series 24, Series 27, Series 53, Series 63 and Series 65 securities licenses.

     Timothy Barnett has served as the Vice-President of the Adviser since January 2003. Since 1996, Mr. Barnett has worked for an affiliated registered investment adviser, Greenberg & Associates, Inc. Mr. Barnett is a graduate of the University of Colorado and has received various professional designations, including the Series 7, Series 24, and Series 66 securities licenses.

     Marc Nicolay has been employed by the Adviser since 1997 and has been a partner with the Adviser since 2000. Mr. Nicolay is a graduate of the University of Colorado and has received various professional designations, including the Series 7 and Series 66 securities licenses.

     Paul Ramer has been employed by the Adviser since 1998 and has been a partner with the Adviser since 2001. Mr. Ramer studied economics at the University of Colorado and has received various professional designations, including the Series 7 and Series 66 securities licenses.

                             INVESTMENT SUB-ADVISERS

     The Adviser is responsible for selecting the Sub-Advisers to the Fund. The Sub-Advisers will be engaged to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Directors. Each Sub-Adviser will be responsible, subject to the supervision and control of the Adviser and the Board of Directors, for the purchase, retention and sale of securities in the portion of the Fund's investment portfolio under its management. The initial Sub-Adviser identified below relies upon an adviser group for the day-to-day management of the portion of the Fund's portfolio that it manages. The Adviser will pay each Sub-Adviser an annual negotiated fee, which the Adviser will pay out of the advisory fee paid pursuant to the Advisory Agreement. The Fund is not responsible for the payment of this sub-advisory fee.

SAGE CAPITAL

     The Adviser has entered into a sub-advisory agreement with Sage Capital ("Sage") to manage a portion of the Fund's assets. Sage is a registered investment adviser located in Sarasota, Florida. Sage manages two domestic limited partnership funds, one offshore fund, and a number of separately managed accounts for high net worth individuals. Total assets under management were approximately $305 million as of December 31, 2002.

                                 NET ASSET VALUE

     The net asset value per share of the Fund will be determined after the market close on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

     Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted price or at the mean of the last bid and asked prices. In the absence of a sale, options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

     Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges. In this situation, the Fund would not calculate net asset value on Thanksgiving Day and the Fund would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by the Fund on that day.

                                   SUITABILITY

     Only you can determine if an investment in the Fund is suitable for you based upon your own economic situation, the risk level with which you are comfortable and other relevant factors. In general, the Fund is most suitable for investors who:

        o are willing to grow their capital over the long-term (at least five years);

        o can accept the risks and volatility associated with the Fund's aggressive investment strategies;

        o understand that shares of the Fund can, and likely will, have daily price fluctuations; and

        o have a diversified portfolio of other securities or investment vehicles.

                             HOW TO PURCHASE SHARES

     You may purchase shares of the Fund at net asset value without any sales or other charge other than the short-term redemption fee by sending a completed application form to the following address:

         Agile Funds, Inc.

         -------------------------

         -------------------------

MINIMUM AND ADDITIONAL INVESTMENT AMOUNTS

     The minimum initial investment for individuals, IRAs, corporations, partnerships and Corporations is $15,000. The minimum for subsequent investments is $250. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Agile Funds, Inc." The Fund will not accept cash.

     Orders for the purchase of shares will be executed at the net asset value per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of the NYSE (normally 4:00 p.m. Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

     Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

        o      the name of the Fund

        o      the dollar amount of shares to be purchased

        o      a completed purchase application or investment stub

        o      check payable to Agile Funds, Inc.

PURCHASE THROUGH BROKERS

     You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The broker or agent may set its own initial and subsequent investment minimums, which cannot be lower than those set by the Fund. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

PURCHASE BY WIRE

     If you wish to wire money to invest in the Fund, please call the Fund at ____________ to notify the Fund that a wire transfer is to be sent. You may use the following instructions:

         --------------------------
         ABA #: 011000028
         Credit DDA#:
         (Your name/title on the account)
         (Account #)

AUTOMATIC INVESTMENT PLAN

     You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $15,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Plan by calling the Fund at 1-____________.

RETIREMENT PLANS

     You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at ______________.

                                   REDEMPTIONS

     You may redeem your shares in the Fund in the manner set forth below. If you invested in the Fund through a financial intermediary, please consult the intermediary for information on how to sell your shares. You may be charged a commission or transaction fee by your intermediary in connection with the sale of your Fund shares. If you have owned your shares for less than one year, you will be charged a redemption fee of 1% on the shares being redeemed.

WRITTEN REDEMPTION REQUESTS

     You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

         Agile Funds, Inc.
         PMB Box ______
         Denver, Colorado 80202


REDEEMING BY TELEPHONE

     You may redeem shares having a value of less than $100,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call ____________. IRA accounts are not redeemable by telephone.

     The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

     The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, _____________________, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or _____________________, or both, will employ reasonable procedures to determine that telephone instructions are genuine. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS

     If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to _____________________ to cover costs associated with the transfer. No fee is charged when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

SYSTEMATIC WITHDRAWAL PLAN

     If your individual accounts, IRA or other qualified plan account have a current account value of at least $15,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at_______________ .

WHEN REDEMPTIONS ARE SENT

     Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Once shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than a customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

GOOD ORDER

     Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

        o The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

        o      The request must identify your account number;

        o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; or

        o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

WHEN YOU NEED SIGNATURE GUARANTEES

     A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

        o      you wish to redeem more than $100,000 worth of shares;

        o you request the check to be mailed to an address that has been changed within the last 30 days;

        o you request a redemption payable to a person other than the account owner;

        o you request that a redemption be mailed to an address other than that listed on your account; and

        o you wish to change the bank or brokerage account that you have designated on your account.

     Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

RETIREMENT PLANS

     If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you indicate in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

REDEEMING THROUGH BROKER

     If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

LOW BALANCES

     If at any time your account balance falls below $15,000, the Fund may notify you that, unless the account is brought up to at least $15,000, your account could be closed. This will not apply to any account balances that drop below $15,000 due to a decline in net asset value. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

REDEMPTION FEES

     The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flows. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Fund, as the Sub-Advisers are unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

     For these reasons, the Fund assesses a 1.00% fee on the redemption of the Fund's shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

     The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on September 1, 2003, for example, will be subject to the fee if they are redeemed on or prior to August 31, 2004. If they are redeemed on or after September 1, 2004, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

     The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund's Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account. However, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Fund for less then one year. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Fund.

                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute substantially all of its net investment income and net capital gain in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of your holding period for the shares. The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

     On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 30.5% of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days. This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

                      NOTICE OF PRIVACY POLICY & PRACTICES

     Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information. We collect the following nonpublic personal information about you:

        o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

        o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

     We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                            AGILE MULTI-STRATEGY FUND


     Adviser:                       Tactical Allocation Services, LLC
                                4141 Arapahoe Avenue, Suite 207
                                Boulder, CO  80303
     Distributor:


     Legal Counsel:             Moye, Giles, O'Keefe, Vermeire & Gorrell LLP
                                1225 17th Street, 29th Floor
                                Denver, Colorado 80203

     Transfer Agent:

     Custodian:

     You may obtain additional information about the Fund from several sources:

     FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operation, the Fund will also prepare annual and semiannual reports that detail the Fund's actual investments at the report date. These reports will include a discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report will also include the report of the Fund's independent accountants.

     STATEMENT OF ADDITIONAL INFORMATION: The SAI dated ___________, 2003, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

     INTERNET. The Prospectus and SAI of the Fund are available on the SEC Web site at www.sec.gov.

     To obtain a free copy of the current Prospectus and SAI, write to _______________ or call ______________. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-_____ and 002-_____.





     Investment Company Act File # _____________-

                       STATEMENT OF ADDITIONAL INFORMATION

                                AGILE FUNDS, INC.

                            AGILE MULTI-STRATEGY FUND



Address: 4141 Arapahoe Street                  Mailing Address:_________________
         Boulder, Colorado 80303                               _________________


                           Telephone:________________

                             _________________, 2003

--------------------------------------------------------------------------------

A Prospectus for the shares of Agile Multi-Strategy Fund dated ________, 2003, provides the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectus; in other words, this SAI is legally part of the Fund's Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities of the Fund and should be read in conjunction with the Prospectus.

You may obtain, without charge, the current Prospectus and SAI for the Fund by writing to ____________________, or by calling _____________.

                                TABLE OF CONTENTS



THE COMPANY.................................................................. 28

INVESTMENT RESTRICTIONS...................................................... 29

INVESTMENT OBJECTIVES AND POLICIES........................................... 30

MANAGEMENT................................................................... 41

CONTROL PERSONS AND PRINCIPAL HOLDERS........................................ 42

INVESTMENT ADVISER AND SUB-ADVISERS.......................................... 42

THE DISTRIBUTOR.............................................................. 47

ALLOCATION OF PORTFOLIO BROKERAGE............................................ 47

PORTFOLIO TURNOVER........................................................... 48

FUND ADMINISTRATION.......................................................... 48

FUND ACCOUNTING AND TRANSFER AGENT........................................... 49

CUSTODIAN.................................................................... 49

DESCRIPTION OF SHARES........................................................ 49

PURCHASE, REDEMPTION AND PRICING OF SHARES................................... 50

TAX STATUS................................................................... 52

PERFORMANCE INFORMATION...................................................... 55

INDEPENDENT ACCOUNTANTS...................................................... 56

LEGAL COUNSEL................................................................ 56

FINANCIAL STATEMENTS......................................................... 56

                                   THE COMPANY

     Agile Funds, Inc., an open-end management investment company (the "Company"), was organized as a Maryland corporation on February 12, 2003. The Company currently offers one series of shares to investors, the Agile Multi-Strategy Fund (the "Fund"). The Fund is a non-diversified series and has its own investment objective and policies. The Company may establish another series and offer shares of a new fund at any time.

     The authorized capitalization of the Company consists of one billion shares of common stock of $0.001 par value per share (the "Shares"), of which 300,000,000 shares have been classified as a series designated as Agile Multi-Strategy Fund Common Stock. Shares of the Company have equal voting rights and liquidation rights, and are voted in the aggregate and not by the fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Company does not normally hold annual meetings of shareholders. The Directors shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Corporation's outstanding shares. The Company will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Directors. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Directors have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Directors in such manner as the Directors allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Company without his or her express consent.

     The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     In lieu of investing directly, the Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

     If the Board of Directors determines that a conversion to a Master/Feeder Fund Structure is in the best interest of the Fund's shareholders, it will consider and evaluate specific proposals prior to the implementation of conversion. Furthermore, the Fund's Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Fund's conversion and its shareholders would be notified.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund's prospectus, the term "majority of the outstanding shares of the Fund" means the vote of whichever is less:

        o 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

        o      more than 50% of the Fund's outstanding shares.


     These investment restrictions provide that:

        o The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

        o The Fund may borrow money in an amount not to exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

        o The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

        o The Fund may concentrate its investments in any industry or security.

        o The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

        o The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

        o The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (in accordance with restriction set forth above), or with respect to a securities lending program.

        o The Fund may not purchase or sell commodities or commodity contracts.

     Non-fundamental investment restrictions may be amended by a majority vote of the Directors of the Fund without obtaining shareholder approval. Under the non-fundamental investment restrictions, the Fund may not:

        o invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid or restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days;

        o sell short securities having a total market value in excess of 100% of the value of the net assets of the Fund, and the value of the securities of any one issuer in which the Fund is short may not exceed the lesser of: (x) 10% of the value of the Fund's net assets or (y) 10% of the securities of any class of any issuer;

        o sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund;

        o invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies; or

        o purchase securities of other investment companies, except in accordance with the 1940 Act or any exemptive relief granted by the Securities and Exchange Commission.

     If a particular percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter. The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions. For purposes of the investment restrictions described above or elsewhere herein, the Fund will not be deemed to own the securities which comprise an index on which an option is based. (See Investment Objectives and Policies - Investment in Private Options" below.)

                       INVESTMENT OBJECTIVES AND POLICIES

     A more detailed discussion of some of the investment strategies and policies described in the Prospectus (see "Investment Objectives, Policies and Risks") appears below:

MERGER ARBITRAGE

     Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

     Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to Tactical Allocation Services, LLC (the "Adviser"), or a Sub-Adviser, to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."

     Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Allocation of Portfolio Brokerage" and "Portfolio Turnover." Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund's overall investment strategy which may be considered speculative.

INVESTMENT IN PRIVATE OPTIONS

     The Fund may also invest in privately negotiated option contracts (each a "Private Option"). Generally, an option buyer negotiates with a bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the securities comprising the reference index that determines the value of the Private Option.

     Private Options will generally have a term ranging from 12 to 36 months. The Fund may buy Private Options that will be based on an index of securities (the "Index") selected by the Advisor in accord with the Fund's Investment Objective and approved by the counterparty (the "Counterparty"). The Index may be comprised of securities that include common and preferred stock, government and convertible debt, options and futures contracts, limited partnership interests and shares of other registered investment companies. During the term of a Private Option, the Advisor expects to have a limited right to modify the notional amount of the Private Option and the securities that comprise the Index.

     As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the premium (the "Premium") amount paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Index without owning the securities, which comprise the Index. Upon a decline in the value of the Index, the Fund may lose all or a portion of the Premium paid for the Private Option. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

     Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the Counterparty a cash payment (the "Settlement Price"), which is based on the value of the Index serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the securities that comprise the Index. The Settlement Price will reflect deductions for fees and interest payable to the Counterparty for establishing the Private Option. The Settlement Price shall typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven business days shall be treated as an illiquid asset.

     The Counterparty will generally have the right to terminate each Private Option prior to maturity under certain circumstances, including a decline in the value of the Index in excess of a stated amount. The Advisor will have the right to terminate each Private Option at any time prior to maturity. If the Index does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Index increased in value because of fees and interest payable to the Counterparty.

     The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Fund's Board, including a majority of the Independent Directors Neither the Advisor nor the Fund will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty's ability to perform under each Private Option. Likewise, neither the Advisor nor the Fund will have any claim on securities or other property, if any, that may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

     The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of the Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain

     The Advisor decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund's investment objective (the "Securities"). On behalf of the Fund, the Advisor purchases a Private Option from a Counterparty using an Index established under the Private Option that is comprised of the Securities. For example, the Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 Premium for the Private Option. In an attempt to ensure its ability to perform its obligations under the Private Option, the Counterparty may decide to purchase the notional value, $150,000, of the Securities that comprise the Index or it may make alternative investments. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and less fees and interest payable to the Counterparty.

Example B - Hypothetical Loss

     The Advisor purchases a Private Option under the terms described above. However, upon termination of the Private Option the value of the Index has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in leverage, and less fees and interest payable to the Counterparty.

SPECIAL RISKS OF OVER-THE-COUNTER OPTIONS TRANSACTIONS

     As part of its portfolio strategy, the Fund may engage in transactions in options that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are effected directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As the OTC transactions are effected directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might be advantageous to do so.

     It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

ADDITIONAL INFORMATION ON INVESTMENT SECURITIES

     The Fund may invest in a wide range of securities, including the following:

     COMMERCIAL PAPER: Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, any such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     REPURCHASE AGREEMENTS: Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

     WARRANTS: The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     INITIAL PUBLIC OFFERINGS: The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because IPO shares are frequently volatile in price. As a result, an IPO company's performance can be more volatile and the IPO company may face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

     FOREIGN SECURITIES: Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

     Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which the Fund invests.

NON-DIVERSIFICATION OF INVESTMENTS

     The Fund is non-diversified under the 1940 Act, which means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, the Fund will, among other things, limit its investments in the securities of any one issuer (other than U. S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will limit its investments in the securities of any one issuer to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers.

WRITING COVERED CALL OPTIONS

     The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period.

     When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

WRITING COVERED PUT OPTIONS

     The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

     When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

OPTIONS TRANSACTIONS GENERALLY

     The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

        o the writer of an option may be assigned an exercise at any time during the option period;

        o disruptions in the markets for underlying instruments could result in losses for options investors;

        o there may be an imperfect or no correlation between the option and the securities being hedged;

        o the insolvency of a broker could present risks for the broker's customers; and

        o market imposed restrictions may prohibit the exercise of certain options.

     In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     By writing call options, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

     The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

BORROWING

     The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with the lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not knowingly invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities determined by the Board of Directors to be illiquid.

SHORT SALES

     The Fund may employ various hedging techniques, such as short selling, in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company's common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition not be completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. At all times when the Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

EQUITY SWAP AGREEMENTS

     The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index. Forms of swap agreements include:

        o equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap";

        o equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities falls below a specified level, or "floor"; and

        o equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

     Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the Counterparty is obligated to pay the amount of any net depreciation.

     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of liquid assets. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund's net assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement Counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY INVESTMENTS

     The Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

        o cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

        o commercial paper rated A-1 by S&P or Prime-1 by Moody's. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

        o obligations of the U.S. government or its agencies or instrumentalities; and

        o      repurchase agreements.

     To the extent the Fund invests in these temporary investments, the Fund may not achieve its investment objective.

                                   MANAGEMENT

     The business of the Company is managed under the direction of the Board of Directors in accordance with the Articles of Incorporation and Bylaws of the Company, copies of which have been filed with the Securities and Exchange Commission and are available upon request. The Board of Directors consists of four individuals, three of whom are not "interested persons" (as defined under the 1940 Act) of the Company or of the Adviser ("Independent Directors"). The Directors shall elect officers including a president, secretary and treasurer. The Board of Directors retains the power to conduct, operate and carry-on the business of the Company and has the power to incur and pay any expenses which, in the opinion of the Board of Directors, are necessary or incidental to carry out any of the Company's purposes. A director, officer, employee or agent of the Company, when acting in such capacity, shall not be subject to any personal liability except for his, her, or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his, her or its duties.

     The following is a list of the directors and executive officers of the Company and their principal occupations over the last five years.

INDEPENDENT DIRECTORS

                                Position with       Principal Occupation                        Other
Name, Age and Address         Agile Funds, Inc.     During the Past 5 years                 Directorships
---------------------         -----------------     -----------------------                 -------------
Geoffrey T. Pavlic (35)           Director          Mr. Pavlic has practiced law                None
300 E. Maple Rd., Suite 200                         since 1995, and is currently an
Birmingham, MI  48009                               attorney with Kell & Lynch, PC

Daniel L. Swires (48)             Director          Certified Public Accountant with            None
9830 Isabelle Road                                  Daniel L. Swires, CPA
Lafayette, CO 80026



INTERESTED DIRECTOR AND OFFICERS

                              Position with         Principal Occupation
Name, Age and Address         Agile Funds, Inc.     During last 5 years                           Other Directorships
---------------------         -----------------     -------------------                           -------------------
Neal R. Greenberg (47)        Senior Portfolio      Neal R. Greenberg has served as the Chief             None
4141 Arapahoe Ave, #207       Manager and           Executive Officer of the Adviser and on the
Boulder, CO  80303            Director              Adviser's Board of Directors since 1996.  In
                                                    addition, Mr. Greenberg has been the
                                                    President of Greenberg & Associates, Inc., a
                                                    registered investment adviser, since its
                                                    inception in 1974.  Since 2001, Mr.
                                                    Greenberg has been the Chief Executive
                                                    Officer of Agile Safety Group, LLC, a
                                                    registered investment adviser.  Since 1996,
                                                    Mr. Greenberg has been the President of
                                                    Greenberg & Associates Securities, Inc., an
                                                    NASD member broker/dealer.


                                       41


Timothy Barnett (30)          President and Chief   Timothy Barnett has served as the Vice                None
4141 Arapahoe Ave, #207       Executive Officer     President of the Adviser since January
Boulder, CO  80303                                  2003.  In addition, he has been employed by
                                                    Greenberg & Associates, Inc., a registered
                                                    investment adviser, since 1996.

Michael Brady (34)            Chief Financial       Michael Brady has served as the President of          None
4141 Arapahoe Ave, #207       Officer, Treasurer    the Adviser since 1996.  Mr. Brady has been
Boulder, CO  80303            and Secretary         the President of Agile Safety Group, LLC, a
                                                    registered investment adviser, since 2001.
                                                    In addition, Mr. Brady has been a Vice
                                                    President of Greenberg & Associates
                                                    Securities, Inc., an NASD member
                                                    broker/dealer, since 1996.


STANDING BOARD COMMITTEES

     The Company's Board of Directors currently maintains an Audit Committee. The Audit Committee meets periodically with the Company's officers and its independent auditors to review accounting matters, the adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters. At the present time there are no other standing committees of the Company's Board of Directors. The Board of Directors may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

                      CONTROL PERSONS AND PRINCIPAL HOLDERS

     A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or who has acknowledged the existence of control. As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to 100% of the value of the outstanding interests in the Company on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public, the Adviser's control will be diluted until such time as the Fund is controlled by its shareholders.

                       INVESTMENT ADVISER AND SUB-ADVISERS

INVESTMENT ADVISER, ADVISORY AGREEMENT AND OPERATING SERVICES CONTRACT

     Investment Adviser. Tactical Allocation Services, LLC, 4141 Arapahoe Avenue, Suite 207, Boulder, Colorado 80303, the Fund's Investment Adviser ("Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Neal R. Greenberg, Michael Brady and Timothy Barnett are the Chief Executive Officer, President and Vice-President, respectively, of the Adviser and collectively they own approximately 88% of the Adviser's capital stock.

     Advisory Agreement. Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Company and the Adviser, the Adviser:

        o manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective;

        o      allocates the Fund's assets among the Sub-Advisers;

        o provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser;

        o provides the custodian of the Fund's securities on each business day with a list of trades for that day; and

        o provides persons satisfactory to the Company's Board of Directors to act as officers and employees of the Company.

     The Adviser receives a management fee, payable monthly, for the performance of its services. The management fee is comprised of a base fee, which is calculated based on the average daily net assets of the Fund (the "Base Fee'), and a performance adjustment, which is based on the Fund's performance as compared to a benchmark rate of return (the "Performance Adjustment"). The Base Fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

     The monthly Base Fee is equal to one-twelfth of 2.5% of the average net assets of the Fund determined as of the close of business on each day during the month. The Performance Adjustment is based on a comparison of the Fund's performance to the unweighted, arithmetic average of the rates of return on the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index (together, the "Index") over a rolling twelve calendar month period (each such period is referred to as a "Performance Period"). The Performance Adjustment is calculated as of the last day of each calendar month. The Performance Adjustment is added to or subtracted from the Base Fee depending on whether the Fund outperforms or under-performs the Index during that Performance Period.

     The Performance Adjustment shall be equal to the difference between the performance of the Fund and the performance of the Index during a Performance Period, rounded to the nearest 0.01%, multiplied by an annualized performance rate adjustment of 10%. The Performance Adjustment is subject to a maximum annualized rate adjustment of 0.5%. As a result, if the Fund outperformed the Index by 5% or more, an annualized Performance Adjustment of 0.5% would apply. Conversely, if the Fund underperformed the Index by 5% or more, an annualized Performance Adjustment of -0.5% would apply.

     The Performance Adjustment is not cumulative. As a result, a positive Performance Adjustment may be made in a month even though the Fund under-performs the Index over some time period less than the Performance Period. Conversely, a negative Performance Adjustment may occur for a month even though the Fund outperforms the Index over some period of time shorter than the Performance Period. The first Performance Period will commence on the first day of the calendar month following the date on which the Fund has at least 100,000 shares of its common stock issued and outstanding. As a result, there will be no Performance Adjustment until completion of the first twelve month Performance Period.

     For purposes of the Performance Adjustment, the Fund's performance will be determined by adding together (i) the change in the net asset value of Fund shares during the Performance Period, (ii) the per share value of all cash distributions, if any, made by the Fund to its shareholders during the Performance Period, and (iii) the per share value of capital gains taxes, if any, paid or payable on undistributed realized long-term capital gains during the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period. For purposes of the Performance Adjustment, the value of distributions per share and of capital gains taxes paid or payable on undistributed realized long-term capital gains will be treated as having been reinvested in Fund shares at the net asset value per share in effect as of the close of business on the record date set for the payment of such distributions and on the date on which provision is made for such taxes, as the case may be.

     The investment performance of the Index will be equal to a fraction. The numerator of the fraction will be the sum of (i) the net change in the Standard & Poor's 500 Index (the "S&P 500") during the Performance Period, plus the value, computed consistently with the S&P 500, of cash distributions made by companies whose securities comprise the S&P 500 during the Performance Period, expressed as a percentage of the S&P 500 at the beginning of the Performance Period, plus (ii) the net change in the Lehman Brothers Aggregate Bond Index (the "Bond Index") during the Performance Period, plus the value, computed consistently with the Bond Index, of the interest payments made by companies whose securities comprise the Bond Index during the Performance Period, expressed as a percentage of the Bond Index at the beginning of the Performance Period. The denominator of the fraction will be 2. The value of all cash distributions or interest payments on the securities which comprise the S&P 500 and the Bond Index will be treated as reinvested in such indices at least as frequently as the end of each calendar quarter following the payment of the dividend or interest.

     After calculating the Performance Adjustment, the dollar amount of the fee increase or decrease to be accrued for each day of the preceding month will be determined by multiplying the Performance Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period.

     Services Contract. Under the terms of the Operating Services Agreement (the "Services Contract") between the Company and the Adviser, the Adviser pays certain of the Fund's expenses, including, without limitation:

        o the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations;

        o preparation, printing and mailing of reports, notices and prospectuses to current shareholders;

        o      transfer taxes on the sales of the Fund's shares;

        o custodial, shareholder transfer charges and fees of the Fund's distributor;

        o      legal, auditing and accounting expenses;

        o      expenses of servicing shareholder accounts;

        o      insurance expenses for fidelity and other coverage;

        o fees and expenses of Directors who are not "interested persons" within the meaning of the Investment Company Act of 1940; and

        o      expenses of Board of Director and shareholder meetings.

     The Services Contract provides that the Fund pays certain of its expenses, including, without limitation:

        o      transfer taxes on the sales of portfolio securities;

        o      brokerage commissions;

        o      taxes owed to Federal and State jurisdictions by the Fund;

        o      Interest expense on Fund borrowing; and

        o      Dividends paid out on short sales.

     The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Directors with respect to such litigation but not against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Adviser receives an operating services fee, payable monthly, for the performance of its services at an annual rate of 1.00% of the average daily net assets of the Fund. These fees will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

     Ordinary Annual Operating Expenses. The combined effect of the Advisory Agreement, the Services Contract and 12b-1 distribution fees payable by the Fund in an amount equal to 1% of the average daily net assets of the Fund is to place a cap or ceiling on the Fund's ordinary annual operating expenses at 5% of the average daily net assets of the Fund (assuming application of the maximum annualized Performance Adjustment), excepting brokerage commissions and portfolio trading transfer taxes, interest on Fund borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.

     The Advisory Agreement and Services Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Fund's Board of Directors, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Fund's Directors or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract, Services Contract and Shareholder Services Agreements may be terminated without penalty on 60 days' written notice by a vote of a majority of the Company's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Advisory Contract, Services Contract and Shareholder Services Agreements shall terminate automatically in the event of assignment.

APPLICATIONS FOR EXEMPTIVE ORDERS

     The Company intends to request an exemptive order from the Securities and Exchange Commission that would permit the Adviser, subject to approval by the Company's Board of Directors, to appoint sub-advisers to conduct the investment programs of the Fund without shareholder approval. There can be no assurance that such an order will be granted. The Adviser will not add sub-advisers without shareholder approval unless and until such exemptive relief has been obtained.

     The Company also intends to request an exemptive order from the Securities and Exchange Commission that would permit the Fund to invest in other investment companies not affiliated with the Company or in other affiliated investment companies. There can be no assurance that such an order will be granted. In the absence of such an order, the Fund's ability to invest in other investment companies will be limited.

SUB-ADVISERS

     The Company currently engages the following Sub-Adviser to conduct the investment programs of the Fund pursuant to a separate sub-advisory agreement with the Adviser (a "Sub-Advisory Agreement"):

SAGE CAPITAL

     The Adviser has entered into a Sub-Advisory agreement with Sage Capital ("Sage") to manage a portion of the Fund's assets. Sage is a registered investment adviser located in Sarasota, Florida. Sage manages two domestic limited partnership funds, one offshore fund, and a number of separately managed accounts for high net worth individuals. Total assets under management were approximately $305 million as of December 31, 2002.

SUB-ADVISORY AGREEMENTS

     Each Sub-Advisory Agreement (the "Sub-Advisory Agreements") provides or will provide that the Sub-Adviser will formulate and implement a continuous investment program for the Fund in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instructions to brokers and dealers to cause the execution of such transactions. Each Sub-Adviser is required to furnish at its own expense all investment facilities necessary to perform its obligations under its Sub-Advisory Agreement.

     Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

APPROVAL OF THE ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENTS

     At a meeting of the Board of Directors held ____________, 2003, the Board of Directors considered and approved the Advisory Agreement with the Adviser and the Sub-Advisory Agreement among the Fund, the Adviser and Sage. The Directors of the Fund approved the Advisory Agreement and Sub-Advisory Agreement after concluding that: (1) the fee payable to the Adviser was comparable to the fee payable in connection with other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be utilized, the level of resources available to the Adviser and each Sub-Adviser to implement the strategies; (2) the Adviser's obligation to re-allocate a portion of its fee to the Sub-Advisers; and (3) the fact that the Adviser has capped its management fee at 2.50% of the Fund's net assets (subject to the Performance Adjustment, which could cause the annualized management fee to range from 2.5% to 3.0% of net assets).

CODES OF ETHICS

         The Company, the Advisor and the Distributor permit investment and other personnel to purchase and sell securities for their own accounts, subject to their respective code of ethics governing personal investing. Each code of ethics requires that personnel conduct their personal investment activities in a manner that the Company believes is not detrimental to the Fund.

                                 THE DISTRIBUTOR

     _______________ (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Company dated as of ____________, 2003 (the "Distribution Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. No affiliated persons of the Fund are affiliated persons of the Distributor. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Directors or a vote of a majority of the outstanding shares, and (b) by a majority of the Directors who are not interested persons of the Company or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distributor Agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Corporation. The Distributor Agreement will automatically terminate in the event of its assignment.

     The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act relating to Fund shares (the "12b-1 Plan"). Under the 12b-1 Plan, Fund shares pay compensation monthly to the Distributor at an annual rate of 1.00% per annum of the average daily net assets attributable to the Fund shares for the purpose of financing any activity which is primarily intended to result in the sale of Fund shares. The 12b-1 Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to Fund shares. The 12b-1 Plan may obligate the Fund shares to continue to make payments to the Distributor following termination of the 12b-1 Plan with respect to shares sold by or attributable to the distribution efforts of the Distributor unless there has been a complete termination of the 12b-1 Plan (as defined therein). Additionally, the 12b-1 Plan expressly authorizes the Distributor to assign, transfer or pledge its rights to payments pursuant to the 12b-1 Plan.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser and its appointed Sub-Advisers are authorized by the Board of Directors to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser and Sub-Adviser may determine. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

               the best net price available;

               the reliability, integrity and financial condition of the broker or dealer;

               the size of and difficulty in executing the order; and

               the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

     Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as a result of Fund transactions may primarily benefit accounts other than the Fund, while services received as a result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

                               PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

     The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

     Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration. As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

                               FUND ADMINISTRATION

     ___________________ serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Adviser and the Fund. As such, __________provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund. ALPS will receive a fund administration fee for providing these services to the Fund, which will be billed to and paid by the Adviser on a monthly basis.

                       FUND ACCOUNTING AND TRANSFER AGENT

     ________ serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Adviser. Under the Fund Accounting Servicing Agreement, ________ will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. ________ will receive a fund accountant fee for the Fund, which will be billed to and paid by the Adviser on a monthly basis. Under the Transfer Agent Servicing Agreement, ________ will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. ________ will receive a transfer agent fee, which will be billed to and paid by the Adviser on a monthly basis.

                                    CUSTODIAN

     The Custodian for the Company and the Fund is _______________, an affiliate of _____________, located at _________________. As Custodian, ______________
holds all of securities and cash owned by the Fund. All of the Fund's custodian fees will be paid by the Adviser.

                              DESCRIPTION OF SHARES

     The Company is authorized to issue up to one billion shares of common stock with a par value of $0.001 per share. A total of 300,000,000 of such shares have been classified as a series designated as Agile Multi-Strategy Fund Common Stock. The Board of Directors is authorized to issue shares in one or more series and to establish one or more classes within each series without shareholder approval. As of _____, 2003, no shares of the Fund were outstanding.

     If in the future the Company establishes additional classes of Agile Multi-Strategy Fund Common Stock, then a share of each class would represent an identical interest in the Fund's investment portfolio and would have the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privileges, if any. The different sales charges and other expenses applicable to the different classes of shares of he Fund would affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of the Fund. All shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as is relates to the class.

     Shares have no preemptive rights and are freely transferable on the books of the Fund.

     All Shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the Board of Directors will call special meetings of shareholders.

     Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

     Shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

     The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange ("NYSE") is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

        o by valuing portfolio securities, including open short positions, which are traded on the NYSE, American Stock Exchange and on the NASDAQ National Market System at the last reported sales price on that exchange;

        o by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date, at the mean of the last bid and asked prices;

        o by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

        o by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Directors, although others may do the actual calculation.

     The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

     The price (net asset value) of Fund shares is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m. Eastern Time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TRADING IN FOREIGN SECURITIES

     Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors.

PURCHASE OF SHARES

     Orders for shares received by the Company in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

     The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of the Fund's shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund's Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pensions Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, as the redemption fee will be assessed to these types of accounts at the omnibus account level if the account is held at the Fund for less than one year. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund, as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects on the Fund.

     The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on September 1, 2003, for example, will be subject to the fee if they are redeemed on or prior to August 31, 2004. If they are redeemed on or after September 1, 2004, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

     The Company will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the

"Redemptions" section of the Prospectus. Under the Investment Company Act of 1940, a shareholder's right to redeem shares and to receive payment therefor may be suspended at times:

     (a) when the NYSE is closed, other than customary weekend and holiday closings;

     (b)  when trading on that exchange is restricted for any reason;

     (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

     (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

     In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

     Supporting documents in addition to those listed under "Redemptions" in the Fund's prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

                                   TAX STATUS

     The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gains of the Fund will be computed in accordance with Section 852 of the Code.

     The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gains will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its net capital gains (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

     Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

     The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

     Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

     A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his or her tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

     All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

     Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

     A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations that may be used in the Fund's advertising and promotional materials are calculated according to the following formulas:

              P(1+T)n = ERV

     Where:   P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV= ending redeemable value of a hypothetical
                   $1,000 payment made at the beginning of the  period

     Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The following formula is used to calculate average annual returns after taxes before liquidations:

              P(1+T)n = ATVD

     Where:   P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years in the base period
              ATVD = ending value of a hypothetical $1,000 payment
                     made at the beginning of the base period, at the end of the base period, after taxes on Fund distributions but not after taxes on redemption

     The following formula is used to calculate average annual returns after taxes after liquidations:

              P(1+T)n = ATVDR

     Where:   P = a hypothetical initial payment of $1,000.
              T = average annual total return
              n = number of years in the base period
              ATVDR = ending value of a hypothetical $1,000
                      payment made at the beginning of the
                      base period at the end of the base
                      period, after taxes on Fund
                      distributions and redemption.

     The Fund may also calculate total return on a cumulative basis to reflect the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

     Cumulative Total Return = [ (ERV) - 1 ]

OTHER INFORMATION

     The Fund's performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

COMPARISON OF FUND PERFORMANCE

     The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

     The performance of the Fund may also be compared from time to time to the 90-day U.S. Treasury bill, constant maturity, and the S&P 500 Index. The S&P 500 is a market capitalization weighted index of 500 stocks designed to mirror the overall equity market's industry weighting. Most, but not all, large capitalization stocks and certain small capitalization stocks are in the Index. Standard & Poor's Company maintains the Index.

                             INDEPENDENT ACCOUNTANTS




                                  LEGAL COUNSEL

     Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, 29th Floor, Denver, Colorado, 80202 serves as the Corporation's legal counsel.

                              FINANCIAL STATEMENTS

     Attached hereto are the financial statements indicating the seed capital of the Fund as audited by _________________________.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Articles of Incorporation, as filed on February _______, 2003 (filed herewith)

     (b) Bylaws (filed herewith)

     (c) Provisions of instruments defining rights of security holders are contained in Articles IV and V of the Articles of Incorporation and Articles II, VI, VII, VIII and IX of the Bylaws (filed herewith)

     (d) Investment Advisory Agreements

         (i) Form of Investment Advisory Agreement between the Company and Tactical Allocation Services, LLC (filed herewith)

         (ii) Form of Sub-Advisory Agreement among the Company, Tactical Allocation Services, LLC and Sage Capital (filed herewith)

     (e) Underwriting Agreement between ________ and the Company (to be filed by amendment)

     (f) Bonus or Profit Sharing Contracts (not applicable)

     (g) Custody Agreement between the Company and _______________ (to be filed by amendment)

     (h) Other Material Contracts

         (i) Operating Services Agreement between the Company and the Adviser (to be filed by amendment)

         (ii) Transfer Agent Servicing Agreement between the Company and _________ (to be filed by amendment)

         (iii) Fund Accounting Services Agreement between the Company and _________ (to be filed by amendment)

         (iv) Power of Attorney (filed herewith)

     (i) Opinion and Consent of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP (to be filed by amendment)

     (j) Consent of Independent Public Accountants (to be filed by amendment)

     (k) Financial Statements (not applicable)

     (l) Agreement Relating to Initial Capital (not applicable)

     (m) Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (to be filed by amendment)




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     (n) Rule 18f-3 Plan (not applicable)

     (o) Reserved

     (p) Code of Ethics

         (i) Company Code of Ethics (to be filed by amendment)

         (ii) Adviser Code of Ethics (to be filed by amendment)

         (iii) Sage Capital Code of Ethics (to be filed by amendment)


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     No person is presently directly or indirectly controlled by or under common control with the Company.


ITEM 25. INDEMNIFICATION.

     Indemnification provisions relating to the officers, directors and employees of the Company are contained in Article VIII of the Company's Articles of Incorporation and in Article X of the Company's Bylaws. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

     "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Corporationee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Corporationee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     The business and other connections of the Adviser and its directors and officers are disclosed in the prospectus and statement of additional information.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) _______________ serves as the principal underwriter for shares of the Company. _____________ will also act as principal underwriter, depositor or investment adviser for the following other investment companies:
________________________________________________________.




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         (b) The following table contains certain information with respect to each director, officer or partner of the principal underwriter named above:

         Name and Principal      Positions and Offices     Positions and Offices
          Business Address          with Underwriter         with the Company
         ------------------      ----------------------    ---------------------







     (c) Not Applicable


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at 4141 Arapahoe Avenue, Suite 207, Boulder, Colorado 80303.


ITEM 29. MANAGEMENT SERVICES

     Not applicable.


ITEM 30. UNDERTAKINGS

     Not applicable.



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this initial registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boulder, County of Boulder, and State of Colorado, on the 7th day of April, 2003.

                                           AGILE FUNDS, INC



                                           By: /s/ Timothy Barnett
                                               ---------------------------------
                                               Timothy Barnett, President and
                                               Chief Executive Officer





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     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities on the 7th day of April, 2003.



Signature                                               Title


  /s/  Timothy Barnett                     President and Chief Executive Officer
--------------------------------------
Timothy Barnett


  /s/ Michael Brady                        Chief Financial Officer and Treasurer
--------------------------------------
Michael Brady


  /s/  Neal R. Greenberg                   Director
--------------------------------------
Neal R. Greenberg


  /s/  Geoffrey T. Pavlic                  Director
--------------------------------------
Geoffrey T. Pavlic


  /s/  Daniel L. Swires                    Director
--------------------------------------
Daniel L. Swires







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